UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Schedule 14A Information

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CARTESIAN GROWTH CORPORATION II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED OCTOBER 22, 2024

CARTESIAN GROWTH CORPORATION II

505 Fifth Avenue, 15th Floor

New York, New York 10017

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN LIEU OF ANNUAL MEETING OF

CARTESIAN GROWTH CORPORATION II

Dear Shareholders of Cartesian Growth Corporation II:

You are cordially invited to attend the Extraordinary General Meeting in lieu of an Annual Meeting (the “Extraordinary General Meeting”) of shareholders of Cartesian Growth Corporation II, a Cayman Islands exempted company (the “Company,” “CGC II,” “we,” “us” or “our”), to be held on November 6, 2024, at 11:00 a.m. local time, at the offices of Greenberg Traurig, P.A., 333 S.E. 2nd Avenue, Miami, Florida 33131, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The formal meeting notice and proxy statement for the Extraordinary General Meeting are attached.

The Company has identified a potential target (the “Potential Target”) with respect to its initial business combination. To support a potential business combination, the Company has entered into a non-binding letter of intent with the Potential Target. The Potential Target in the risk-reduction products sector and would, on a pro forma basis at the closing of such potential business combination, be a market-leading company with operations in multiple countries and is expected to own businesses generating 2025 pro forma adjusted EBITDA of more than $100 million. Adjusted EBITDA is neither an IFRS nor a GAAP measure. The Company is unable to provide a reconciliation of adjusted EBITDA as it is not reconcilable to its most directly comparable IFRS or GAAP measure without unreasonable efforts, because the amounts excluded from the relevant IFRS or GAAP measures used to determine adjusted EBITDA cannot be predicted with reasonable certainty. While the Company is hopeful that it can consummate an initial business combination with the Potential Target, there is no guarantee that the Company will be able to enter into a definitive business combination agreement with the Potential Target or, if such agreement is entered into, that it will be able to consummate a business combination with the Potential Target by the Company’s termination date (which may be extended). Any such transaction would be subject to board and stakeholder approval of both the Company and the Potential Target, regulatory approvals and other customary closing conditions.

Please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

(a) as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) effect a merger, share exchange, asset acquisition, share purchase, or reorganization or engaging in any other similar business combination with one or more businesses or entities, which we refer to as our initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”), included as part of the units sold in the Company’s initial public offering that was consummated on May 10, 2022 (the “IPO”) if it fails to complete such initial business combination, from November 10, 2024 (the “Current Termination Date”) to up to January 10, 2026, by electing to extend the date to consummate an initial business combination on a monthly basis for up to fourteen (14) times by an additional one month each time, unless the closing of the Company’s initial business combination has occurred (such applicable later date, the “Extended Date” and such proposal, the “Extension Proposal”), without the need for any further approval of the Company’s shareholders, provided that CGC II Sponsor LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit $[ ] into the trust account established in connection with the IPO (the “Trust Account”) for each such one-month extension (the “Extension Payment”), unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination;

(b) as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex B of the accompanying proxy statement to eliminate (i) the limitation that the Company shall not redeem the Class A Ordinary Shares to the extent that such redemption would result in the Company’s failure to have net tangible assets of at least $5,000,001, upon consummation of the Company’s initial business combination (such limitation, the “Redemption Limitation”), and (ii) the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded (together, the “NTA Requirement Amendment Proposal”); and

(c) as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

Pursuant to the Charter, the Company has until 30 months from the closing of the IPO, or November 10, 2024, to complete an initial business combination. The Board believes that there may not be sufficient time before the Current Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to complete an initial business combination, it is appropriate to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of an initial business combination and related proposals.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its taxes, if any, divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal or if they vote at all. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Based on the approximate amount of $           million held in the Trust Account as of              , 2024, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A Ordinary Share on was $             per share. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

In accordance with the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m., Eastern Time, on November 4, 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

If the Extension is not approved and we do not consummate an initial business combination by the Current Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. If the Extension Proposal is not approved, the warrants will expire worthless.

Approval of the Extension Proposal requires a special resolution under the Companies Act (as amended) of the Cayman Islands (the “Companies Act”), being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company (the “Founder Shares” or the “Class B Ordinary Shares,” and, together with the Class A Ordinary Shares, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the NTA Requirement Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, who are represented in person or by proxy, are entitled to vote thereon, and do so in person or by proxy at the Extraordinary General Meeting.

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the issued and outstanding Ordinary Shares, attending in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, THE NTA REQUIREMENT AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

The Board has fixed the close of business on October 15, 2024, as the record date for the Extraordinary General Meeting. Only shareholders of record on October 15, 2024, are entitled to notice of and to vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

To ensure your representation at the Extraordinary General Meeting, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

The Ordinary Shares of a shareholder who is not present in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. The Ordinary Shares of a shareholder who is present in person or by proxy but who abstains from voting such shares will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please sign, date, and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.

If you have any questions or need assistance voting your ordinary shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing RENE.info@investor.morrowsodali.com.

On behalf of the Board, we would like to thank you for your support of Cartesian Growth Corporation II.

, 2024

Peter Yu Chairman of the Board of Directors and Chief Executive Officer

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR CLASS A ORDINARY SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated           , 2024

and is first being mailed to our shareholders with the form of proxy on or about            , 2024.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Board of Directors to sign, date, and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

Cartesian Growth Corporation II
505 Fifth Avenue, 15th Floor
New York, New York 10017

NOTICE OF THE EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL MEETING
TO BE HELD ON NOVEMBER 6, 2024

Dear Shareholders of Cartesian Growth Corporation II:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting in lieu of an Annual Meeting (the “Extraordinary General Meeting”) of shareholders of Cartesian Growth Corporation II, a Cayman Islands exempted company (the “Company”), will be held on November 6, 2024, at 11:00 a.m. local time, at the offices of Greenberg Traurig, P.A., 333 S.E. 2nd Avenue, Miami, Florida 33131, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Extraordinary General Meeting will be held for the sole purpose of considering and voting upon the following proposals:

Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) effect a merger, share exchange, asset acquisition, share purchase, or reorganization or engaging in any other similar business combination with one or more businesses or entities, which we refer to as our initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”), included as part of the units sold in the Company’s initial public offering that was consummated on May 10, 2022 (the “IPO”) if it fails to complete such initial business combination, from November 10, 2024 (the “Current Termination Date”) to up to January 10, 2026, by electing to extend the date to consummate an initial business combination on a monthly basis for up to fourteen (14) times by an additional one month each time, unless the closing of the Company’s initial business combination has occurred (such applicable later date, the “Extended Date” and such proposal, the “Extension Proposal”), without the need for any further approval of the Company’s shareholders, provided that CGC II Sponsor LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit $[ ] into the trust account established in connection with the IPO (the “Trust Account”) for each such one-month extension (the “Extension Payment”), unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination; and

Proposal No. 2 — The NTA Requirement Amendment Proposal— as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex B of the accompanying proxy statement to eliminate (i) the limitation that the Company shall not redeem the Class A Ordinary Shares to the extent that such redemption would result in the Company’s failure to have net tangible assets of at least $5,000,001, upon consummation of the Company’s initial business combination (such limitation, the “Redemption Limitation”), and (ii) the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded (together, the “NTA Requirement Amendment Proposal”); and

Proposal No. 3 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of the Extension Proposal is a condition to the implementation of the Extension. In addition, unless the NTA Requirement Amendment Proposal is approved, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension.

Approval of the Extension Proposal requires a special resolution under the Companies Act (as amended) of the Cayman Islands (the “Companies Act”), being the affirmative vote of the holders of at least two-thirds of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company (the “Founder Shares,” or the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting together as a single class, attending in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Notwithstanding shareholder approval of the Extension Proposal, our board of directors will retain the right to abandon and not implement the Extension (including, by not depositing the requisite funds into the Trust Account on any given month) at any time without any further action by our shareholders. If the Board chooses to not implement the Extension, the Company will liquidate the Trust Account.

Approval of the NTA Requirement Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding Ordinary Shares, voting together as a single class, who attend in person or by proxy, are entitled to vote thereon, and do so at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the issued and outstanding Ordinary Shares, attending in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, if any, divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. If the Extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date, subject to any limitations set forth in the Charter, as amended.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $           at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A Ordinary Shares on          , 2024 was $             per share. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m., Eastern Time, on November 4, 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

If the Extension is not approved and we do not consummate an initial business combination by Current Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up, including a winding up required because the Extension is not approved.

Only shareholders of record of the Company as of the close of business on October 15, 2024, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were               Ordinary Shares issued and outstanding, including            Class A Ordinary Shares (that were initially sold as part of the IPO) and            Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the proposals.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing RENE.info@investor.morrowsodali.com.

By Order of the Board,

Peter Yu Chairman of the Board of Directors and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL MEETING TO BE HELD ON NOVEMBER 6, 2024

This Notice of Extraordinary General Meeting in lieu of Annual Meeting, the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are available at [                ].

CARTESIAN GROWTH CORPORATION II
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL MEETING
To Be Held at 11:00 AM, Eastern Time on November 6, 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board for use at the Extraordinary General Meeting of the Company. The Extraordinary General Meeting will be held on November 6, 2024, at 11:00 a.m. local time, at the offices of Greenberg Traurig, P.A., 333 S.E. 2nd Avenue, Miami, Florida 33131, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the Company’s initial business combination and any other statements relating to future results, strategy and plans of the Company (including statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, “targets”, “projects”, “contemplates”, “predicts”, “potential”, “continue”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might”, “will” or “will be taken”, “occur” or “be achieved”).

Forward-looking statements are based on the opinions and estimates of management of the Company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

•	the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to enter into a definitive agreement relating to, or the Company’s ability to close an initial business combination, including with the Potential Target;
•	the financial performance of the Potential Target;
•	the amount of redemptions by our public shareholders;
•	disrupted global supply chains and significant volatility and disruption of financial markets;
•	increased expenses associated with being a public company;
•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business;
•	our officers and directors potentially having conflicts of interest in approving our initial business combination, due to the fact that such approval (and successful business combination) would increase the likelihood that they receive reimbursement for out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination;
•	our ability to obtain additional financing, if needed, to complete our initial business combination;
•	our pool of prospective target businesses;
•	the ability of our officers and directors to generate a number of potential investment opportunities;
•	our public securities’ potential liquidity and trading;
•	the use of proceeds not held in our Trust Account or available to us from interest income on the Trust Account balance; and
•	our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including those factors described under the heading “Risk Factors” therein, and the Company’s subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Extraordinary General Meeting to be held on November 6, 2024, at 11:00 a.m. local time, at the offices of Greenberg Traurig, P.A., 333 S.E. 2nd Avenue, Miami, Florida 33131, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

The Company is a blank check company incorporated on October 13, 2021, as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. On May 10, 2022, the Company consummated the IPO of its units, with each unit consisting of one Class A Ordinary Share and one-third of one redeemable warrant to purchase one Class A Ordinary Share, which included the full exercise by the underwriters of their over-allotment option, in the aggregate amount of 23,000,000 units. Simultaneously with the closing of the IPO, the Company completed the private sale of 8,900,000 private placement warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per private placement warrant to the Sponsor, Cantor Fitzgerald & Co. and Piper Sandler & Co., generating gross proceeds to us of $8,900,000. Simultaneously with the consummation of the IPO, the Sponsor loaned the Company $4,600,000, pursuant to a promissory note at no interest (the “Sponsor Loan”). The Sponsor Loan will be repaid or converted into sponsor loan warrants (the “Sponsor Loan Warrants”) at a conversion price of $1.00 per Sponsor Loan Warrant, at the Sponsor’s discretion. The Sponsor Loan Warrants will be identical to the Private Placement Warrants. If the Company does not complete an initial Business Combination, the Company will not repay the Sponsor Loan from amounts held in the Trust Account, and the proceeds held in the Trust Account will be distributed to the holders of the Class A Ordinary Shares.

Following the closing of the Company’s IPO, a total of $236,900,000 ($10.30 per unit) of the net proceeds from its IPO, the sale of the Private Placement Warrants and the Sponsor Loan were placed in the Trust Account with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. The Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by the Current Termination Date (unless further extended pursuant to the Charter).

What is being voted on?

You are being asked to vote on the following proposals:

•	as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement to extend the date by which the Company must (1) effect a merger, share exchange, asset acquisition, share purchase, or reorganization or engaging in any other similar business combination with one or more businesses or entities, which we refer to as our initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares, included as part of the units sold in the IPO, if it fails to complete such initial business combination from the Current Termination Date to the Extended Date by electing to extend the date to consummate an initial business combination until the Extended Date, without the need for any further approval of the Company’s shareholders, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination;
•	as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex B of this proxy statement to eliminate (i) the limitation that the Company shall not redeem the Class A Ordinary Shares to the extent that such redemption would result in the Company’s failure to have net tangible assets of at least $5,000,001, upon consummation of the Company’s initial business combination ( the Redemption Limitation), and (ii) the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not; and

•	as an ordinary resolution, to approve the Adjournment Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Peter Yu and Beth Michelson have been designated as proxies by our Board. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Why should I vote to approve the Extension?

Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete an initial business combination.

The Charter currently provides that if the Company does not complete an initial business combination by the Current Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. Consistent with that belief, in connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, if any, divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. If the NTA Requirement Amendment Proposal is not approved, we will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal. We believe that, given the Company’s expenditure of time, effort, and money on pursuing an initial business combination, the Extension is warranted and beneficial for those shareholders who do not elect to redeem their shares.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete an initial business combination.

Our Board recommends that you vote in favor of the Extension Proposal but expresses no opinion as to whether you should redeem your public shares.

Why is the Company proposing the NTA Requirement Amendment Proposal?

The purpose of the NTA Requirement Amendment Proposal is to eliminate from the Charter the Redemption Limitation and the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded. The elimination of these provisions from the Charter could facilitate the consummation of an initial business combination if the Company’s (or the combined company’s) net tangible assets would be below $5,000,001 immediately after the closing.

The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The initial purpose of the Redemption Limitation in the Charter was to ensure that the Company would not be subject to the “penny stock” rules of the SEC and to therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act, because it complied with Rule 3a51-1(g)(1) under the Exchange Act (the “NTA Rule”).

Under Rule 419 of the Securities Act, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Under Rule 3a51-1, the term “penny stock” is defined to mean any equity security, unless that equity security fits within certain enumerated exclusions.

The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC, and the Company believes that it can currently rely on another exclusion, Rule 3a51-1(a)(2) under the Exchange Act (the “National Exchange Rule”), due to its being listed on Nasdaq. The National Exchange Rule excludes from the definition of “penny stock” any equity security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule.

The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the National Exchange Rule. While the Company’s securities are listed on Nasdaq and have been since the consummation of the IPO, the Company expects to be delisted if it does not consummate an initial business combination by May 5, 2025. If that occurs, and the Company does not satisfy any of the other exclusiosn from the from the “penny stock” rules of the SEC, our securities would be considered “penny stock” and would be subject to additional restrictions and legislation. For more information, see “Risk Factors – If we fail to consummate our initial Business Combination by May 5, 2025, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

As the Company intends to consummate an initial business combination that complies with the initial listing standards of Nasdaq, the Company believes that the combined company following the closing of its initial business combination will be able to rely on the National Exchange Rule to avoid being subject to the “penny stock” rules of the SEC. Therefore, the Company has concluded that the inclusion of the Redemption Limitation in the Charter is unnecessary. However, if the combined company following the closing of the Company’s initial business combination does not satisfy the exception provided under the National Exchange Rule and does not satisfy any of the other exclusions from the from the “penny stock” rules of the SEC, its securities would be considered “penny stock” and would be subject to additional restrictions and legislation. For more information, see “Proposal No. 2 — The NTA Requirement Amendment Proposal” and “Risk Factors – If we fail to consummate our initial Business Combination by May 5, 2025, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

How do the Company insiders intend to vote their shares?

The Sponsor and other initial shareholders and their permitted transferees (collectively, the “Initial Shareholders”) collectively have the right to vote approximately 26.6% of the Company’s issued and outstanding Ordinary Shares and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $             per share, based on the amounts held in the Trust Account as of             , 2024); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to (i) limit the number of public shares electing to redeem and (ii) increase the likelihood of the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

Who is the Company’s Sponsor?

The Company’s Sponsor is CGC II Sponsor LLC, a Cayman Islands limited liability company. The Sponsor currently beneficially owns 5,750,000 Founder Shares, consisting of 5,749,998 Class A Ordinary Shares and two Class B Ordinary Shares of the Company. Peter Yu, the Company’s Chief Executive Officer and director, controls Pangaea Three-B, LP, the sole member of our sponsor. Peter Yu is a U.S. person. The Company is a Cayman Islands exempted company.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding Ordinary Shares, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Our Initial Shareholders own approximately 26.6% of our Ordinary Shares entitled to vote at the Extraordinary General Meeting and plan to vote all of the Ordinary Shares owned by them in favor of the Extension Proposal and the other Proposals. Assuming that our Initial Shareholders vote all of Ordinary Shares owned by them in favor of the Extension Proposal at the Extraordinary General Meeting, holders of 54.6% of our public shares would need to vote in favor of the Extension Proposal for the Extension Proposal to be approved at the Extraordinary General Meeting.

What vote is required to approve the NTA Requirement Amendment Proposal?

Approval of the NTA Requirement Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding Ordinary Shares, voting together as a single class, who are represented in person or by proxy, entitled to vote thereon, and do so in person or by proxy at the Extraordinary General Meeting.

Our Initial Shareholders own approximately 26.6% of our Ordinary Shares entitled to vote at the Extraordinary General Meeting and plan to vote all of the Ordinary Shares owned by them in favor of the NTA Proposal and the other Proposals. Assuming that our Initial Shareholders vote all of Ordinary Shares owned by them in favor of the NTA Proposal at the Extraordinary General Meeting, holders of 54.6% of our public shares would need to vote in favor of the NTA Proposal for the NTA Proposal to be approved at the Extraordinary General Meeting.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the issued and outstanding Ordinary Shares, attending in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Our Initial Shareholders own approximately 26.6% of our Ordinary Shares entitled to vote at the Extraordinary General Meeting and plan to vote all of the Ordinary Shares owned by them in favor of the Adjournment Proposal and the other Proposals. Assuming that our Initial Shareholders vote all of Ordinary Shares owned by them in favor of the Adjournment Proposal at the Extraordinary General Meeting, holders of 31.9% of our public shares would need to vote in favor of the Adjournment Proposal for the Adjournment Proposal to be approved at the Extraordinary General Meeting.

Have you identified a target?

The Company has identified a potential target with respect to its initial business combination. To support a potential business combination, the Company has entered into a non-binding letter of intent with the Potential Target. The Potential Target in the risk-reduction products sector and would, on a pro forma basis at the closing of such potential business combination, be a market-leading company with operations in multiple countries and is expected to own businesses generating 2025 pro forma adjusted EBITDA of more than $100 million. Adjusted EBITDA is neither an IFRS nor a GAAP measure.

The Company is unable to provide a reconciliation of adjusted EBITDA as it is not reconcilable to its most directly comparable IFRS or GAAP measure without unreasonable efforts, because the amounts excluded from the relevant IFRS or GAAP measures used to determine adjusted EBITDA cannot be predicted with reasonable certainty.

While the Company is hopeful that it can consummate an initial business combination with the Potential Target, there is no guarantee that the Company will be able to enter into a definitive business combination agreement with the Potential Target or, if such agreement is entered into, that it will be able to consummate a business combination with the Potential Target by the Company’s termination date (which may be extended). Any such transaction would be subject to board and stakeholder approval of both the Company and the Potential Target, regulatory approvals and other customary closing conditions.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want a proposal to be approved or do not want to vote for a proposal, you may abstain from voting, not vote in favor, or vote against such proposal. The Ordinary Shares of a shareholder who does not vote by proxy or vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. The Ordinary Shares of a shareholder who is present in person or by proxy but who abstains from voting such shares will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, the Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Warrants.

If the Extension is approved, what happens next?

If the Extension Proposal is approved, we will continue to attempt to consummate an initial business combination until the Extended Date. We expect to seek shareholder approval of an initial business combination. If shareholders approve an initial business combination, we expect to consummate an initial business combination as soon as possible following such shareholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with an initial business combination or to find a suitable business combination candidate within the requisite time period may require us to liquidate. Upon approval of the Extension Proposal by the holders of at least two-thirds of the Ordinary Shares attending in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting, the Company will file an amendment to the Charter with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded.

If the Extension is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor through the Founder Shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension.

If the Extension is approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space, administrative and support services until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement, dated as of May 10, 2022, by and between the Company and the Sponsor (the “Administrative Services Agreement”).

Will I have an opportunity to vote for directors at the meeting?

Under our Articles, prior to the completion of the Company’s initial business combination, holders of our Class B ordinary shares have the exclusive right to appoint or remove any director. Our Class B shareholders are consequently the only shareholders entitled to elect directors. Our Class B shareholders intend to elect directors to our Board by ordinary resolution approved in writing by all the Class B shareholders on or about the date of the Extraordinary General Meeting in lieu of annual meeting.

Where will I be able to find the voting results of the Extraordinary General Meeting?

We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination when it is submitted to shareholders. If you disagree with an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in the Charter.

How do I change my vote?

Shareholders may send a later-dated, signed proxy card to Morrow Sodali LLC, our proxy solicitor, so that it is received by Morrow Sodali LLC prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on November 6, 2024). Shareholders also may revoke their proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, which must be received by Morrow Sodali LLC prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes for each of the proposals. The Ordinary Shares of a shareholder who does not vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. The Ordinary Shares of a shareholder who is present in person or by proxy but who abstains from voting such shares will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be held by shareholders present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under the Charter and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Who can vote at the Extraordinary General Meeting?

Holders of our Ordinary Shares as of the close of business on October 15, 2024, the record date, are entitled to vote at the Extraordinary General Meeting. As of the record date, there were 21,620,561 Ordinary Shares issued and outstanding, consisting of 21,620,559 Class A Ordinary Shares and two Class B Ordinary Shares, par value $0.0001 per share. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law or our Charter. The Initial Shareholders collectively own all of our issued and outstanding Founder Shares, constituting approximately 26.6% of our issued and outstanding Ordinary Shares.

Registered Shareholders. If Ordinary Shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders. If Ordinary Shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank, or other nominee as “street name shareholders.”

Does the board of directors recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares, the Private Warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any appraisal or similar rights for dissenting shareholders?

Neither the Companies Act nor the Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

What happens to the Company’s warrants if the Extension is not approved?

If the Extension is not approved and we do not consummate an initial business combination by the Current Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension is approved?

If the Extension is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?

If you are a holder of record of Ordinary Shares on October 15, 2024, the record date for the Extraordinary General Meeting, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by Internet at https://www.cstproxy.com/[ ], 24 hours a day, 7 days a week, until 11:59 a.m., Eastern time, on November 5, 2024 (have your proxy card in hand when you visit the website) or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

How do I redeem my Ordinary Shares?

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and
(ii)	prior to 5:00 p.m., Eastern Time, on November 4, 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A Ordinary Shares on              , 2024 was $              per share. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $25,000 and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Cartesian Growth Corporation II

505 Fifth Avenue, 15th Floor

New York, New York 10017

Attn: Peter Yu

Telephone: (212) 461-6363

Email: contact@cartesiangrowth.com

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: RENE.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on November 4, 2024 (two business days prior to the vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC, and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We cannot assure you that the Extension will enable us to complete a business combination.

Approving the Extension and not redeeming your shares involves a number of risks. Even if the Extension is approved, we cannot assure you that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, we expect to seek shareholder approval of a business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of Ordinary Shares on the open market. The price of Ordinary Shares may be volatile, and there can be no assurance that shareholders will be able to dispose of Ordinary Shares at favorable prices, or at all.

The ability of the public shareholders to exercise redemption rights with respect to a large number of public shares if the Extension Proposal is approved and the Extension is implemented may adversely affect the liquidity of our securities.

Pursuant to the Charter, each public shareholder may seek to redeem all or a portion of such shareholder’s public shares for its pro rata portion of the funds available in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us (less taxes payable), in connection with the approval of the Extension Proposal and the implementation of the Extension. The ability of the public shareholders to exercise such redemption rights with respect to a large number of public shares may adversely affect the liquidity of our securities. As a result, if the Extension Proposal is approved and the Extension is implemented, although the per-share market price may be higher than the per-share redemption price paid to public shareholders that elected to redeem their public shares in connection with the approval of the Extension Proposal and the implementation of the Extension, you may be unable to sell your public shares at such market price and market prices may decrease as a result of sales by you or other shareholders.

If we fail to consummate our initial Business Combination by May 5, 2025, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.

The Registration Statement on Form S-1 we filed with the SEC on April 28, 2022 (File No. 333-261866), as amended, for our IPO (the “IPO Registration Statement”) was declared effective by the SEC on May 5, 2022, and our securities are currently listed on the Nasdaq Capital Market. Pursuant to our Charter, we have until November 10, 2024 (or such shorter period of time as determined by the Board), to consummate our initial business combination. Nasdaq’s rules and guidance currently provide that SPACs (such as us) must satisfy certain listing conditions, including that a SPAC must complete one or more business combinations meeting certain conditions within 36 months of the effectiveness of its initial public offering registration statement (the “36-Month Requirement”). Prior to the enactment of the Nasdaq Delisting Rule Amendment (as defined below), if a SPAC did not meet the 36-Month Requirement, it would receive a staff delisting determination from Nasdaq which, among other things, informed the SPAC that (i) its securities will be suspended as of a certain date; (ii) it has a right to request review of the staff delisting determination by a hearings panel; and (iii) a timely request for such review will stay the suspension and delisting action pending the issuance of a written decision of the hearings panel..

On July 8, 2024, Nasdaq filed with the SEC a proposal to change the rules applicable to the foregoing procedures (the “Nasdaq Delisting Rule Amendment”) that includes removing the stay referred to above so that a SPAC’s securities will be immediately suspended from trading on Nasdaq through the pendency of the hearings panel’s review. In addition, under the Nasdaq Delisting Rule Amendment, the scope of the hearings panel’s review would be limited, as the hearings panel may only reverse a staff delisting determination where it determines that the staff delisting determination was in error and that the SPAC never failed to satisfy the 36-Month Requirement. In such cases, the hearings panel would not be able to consider facts indicating that the SPAC had regained compliance since the date of the staff delisting determination, nor may the hearings panel grant an exception allowing the SPAC additional time to regain compliance. If a SPAC completes a business combination after receiving a staff delisting determination and/or demonstrates compliance with all applicable initial listing requirements, the combined company could apply to list its securities on Nasdaq pursuant to the normal application review process. The Nasdaq Delisting Rule Amendment contained a list of deficiencies that would immediately result in a staff delisting determination, which includes noncompliance with the 36-Month Requirement.

On July 15, 2024, the SEC issued a release approving the immediate effectiveness of the Nasdaq Delisting Rule Amendment. The Nasdaq Delisting Rule Amendment became operative on October 7, 2024.

If the Extension is approved and we are not able to consummate our initial business combination on or prior to May 5, 2025, our securities will be suspended from trading on Nasdaq and delisted. If Nasdaq were to suspend our securities from trading, or delist our securities, our securities could potentially be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including but not limited to:

•	our ability to complete an initial business combination with a target company contemplating a Nasdaq listing, as we would be a less attractive acquiror absent a listing on a national exchange;
•	a limited availability of market quotations for our securities;
•	reduced liquidity for our securities;
•	a determination that our Class A ordinary shares are a “penny stock,” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
•	a limited amount of news and analyst coverage; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A Ordinary Shares, and warrants are currently listed on Nasdaq, our units, Class A Ordinary Shares, and warrants are covered securities under the statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our sponsor, CGC II Sponsor LLC, is a Delaware limited liability company, and is not controlled by, nor has substantial ties with any non-U.S. person. We do not expect the Company to be considered a “foreign person” under the regulations administered by CFIUS. However, if our initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with an initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete an initial business combination by November 10, 2024 (or the Extended Date if the Extension Proposal is approved), because the review process continues beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive an amount per share that will be determined by when we liquidate and whether the Extension has been approved, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If following the approval of the Extension Proposal and the implementation of the Extension we are no longer in compliance with Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our units, Class A Ordinary Shares, and warrants are currently listed on Nasdaq, a national securities exchange. We cannot assure you that our securities will continue to be listed on Nasdaq in the future prior to an initial business combination, including following any shareholder redemptions in connection with certain amendments to the Articles. If the public shareholders exercise redemption rights with respect to a large number of public shares in connection with the approval of the Extension Proposal and the implementation of the Extension, our securities may no longer meet Nasdaq’s continued listing requirements and Nasdaq may delist our securities from trading on its exchange.

We expect that if our Class A Ordinary Shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A Ordinary Shares, units, or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of public shares in connection with the approval of the charter amendment proposal and the implementation of the Extension. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. However, if this were to occur, our shareholders and we could face significant material adverse consequences, including:

•	limited availability of market quotations for our securities;
•	reduced liquidity for our securities;
•	a determination that our Class A Ordinary Shares are a “penny stock” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;
•	a limited amount of news and analyst coverage; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A Ordinary Shares, and warrants are currently listed on Nasdaq, our units, Class A Ordinary Shares, and warrants are covered securities under the statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

If the NTA Requirement Amendment Proposal is not approved and implemented, the ability of the public stockholders to redeem their shares for cash could cause the Company’s net tangible assets to be less than $5,000,001, which would prevent the Company from consummating an initial business combination.

Currently, the Redemption Limitation in the Charter prevents the Company from consummating an initial business combination unless it has net tangible assets of at least $5,000,001 upon consummation of the business combination. The purpose of the Redemption Limitation in the Charter was to ensure that the Company would not be subject to the “penny stock” rules of the SEC and to therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act, because it complied with the NTA Rule.

The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC, and the Company believes that it can currently rely on another exclusion, the National Exchange Rule (Rule 3a51-1(a)(2) under the Exchange Act), due to its being listed on Nasdaq. The National Exchange Rule excludes from the definition of “penny stock” any equity security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule.

The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the National Exchange Rule. While the Company’s securities are listed on Nasdaq and have been since the consummation of the IPO, the Company expects to be delisted if it does not consummate an initial business combination by May 5, 2025. If that occurs, and the Company does not satisfy any of the other exclusiosn from the from the “penny stock” rules of the SEC, our securities would be considered “penny stock” and would be subject to additional restrictions and legislation. For more information, see “Proposal No. 2 — The NTA Requirement Amendment Proposal” and “—If we fail to consummate our initial Business Combination by May 5, 2025, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

The ability of the public stockholders to redeem their shares for cash could cause the Company’s net tangible assets to be less than $5,000,001. If the NTA Requirement Amendment Proposal is not approved and implemented, the ability of the public stockholders to redeem their shares for cash could cause the Company’s net tangible assets to be less than $5,000,001, which would prevent the Company from consummating an initial business combination.

However, if the NTA Requirement Amendment Proposal is approved and if the net tangible assets of the combined company following our initial business combination are less than $5,000,001 upon closing, any failure to meet the initial listing requirements of Nasdaq could result in (i) the inability of the combined company to list the combined company’s ordinary shares and warrants on Nasdaq and (ii) the obligation to comply with the “penny stock” trading rules. See “If the NTA Requirement Amendment Proposal is approved, any failure to meet the initial listing requirements of Nasdaq could result in an inability to list the combined company’s ordinary shares and warrants on Nasdaq and the obligation to comply with the “penny stock” rules and could affect the combined company’s cash position following the closing of an initial business combination.”

If the NTA Requirement Amendment Proposal is approved, any failure to meet the initial listing requirements of Nasdaq could result in an inability to list the combined company’s ordinary shares and warrants on Nasdaq and the obligation to comply with the “penny stock” rules and could affect the combined company’s cash position following the closing of an initial business combination.

The Redemption Limitation in the Charter prevents the Company from consummating an initial business combination unless it has net tangible assets of at least $5,000,001 upon consummation of the business combination. The initial purpose of the Redemption Limitation in the Charter was to ensure that the Company would not be subject to the “penny stock” rules of the SEC, and to therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act, because it complied with the NTA Rule.

The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC, and the Company believes that it can currently rely on another exclusion, the National Exchange Rule (Rule 3a51-1(a)(2) under the Exchange Act), due to its being listed on Nasdaq. The National Exchange Rule excludes from the definition of “penny stock” any equity security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule.

The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the National Exchange Rule. While the Company’s securities are listed on Nasdaq and have been since the consummation of the IPO, the Company expects to be delisted if it does not consummate an initial business combination by May 5, 2025. If that occurs, and the Company does not satisfy any of the other exclusiosn from the from the “penny stock” rules of the SEC, our securities would be considered “penny stock” and would be subject to additional restrictions and legislation. For more information, see “Proposal No. 2 — The NTA Requirement Amendment Proposal” and “—If we fail to consummate our initial Business Combination by May 5, 2025, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

However, if the NTA Requirement Amendment Proposal is approved and if the net tangible assets of the combined company (following our initial business combination)are less than $5,000,001 upon closing, the combined company’s failure to meet the initial listing requirements of Nasdaq could result in (i) the inability of the combined company to list the ordinary shares and warrants on Nasdaq and (ii) the obligation to comply with the “penny stock” trading rules.

If an initial business combination is consummated but the combined company is not able to list its ordinary shares and warrants on Nasdaq, such securities would likely then trade only in the over-the-counter market and the market liquidity of such securities could be adversely affected and their market price could decrease. If the ordinary shares and warrants were to trade on the over-the-counter market, selling such securities could be more difficult because smaller quantities of such securities would likely be bought and sold, transactions could be delayed, and the combined company could face significant material adverse consequences, including: (i) a limited availability of market quotations for its securities, (ii) reduced liquidity for its securities, (iii) a determination that the ordinary shares are a “penny stock” which will require brokers trading in such shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for the securities, (iv) limited or no news or analyst coverage, and (v) a decreased ability to issue additional securities or obtain additional financing in the future. These factors could result in lower prices and larger spreads in the bid and ask prices for the ordinary shares and/or warrants, could substantially impair the combined company’s ability to raise additional funds, and could result in a loss of institutional investor interest and fewer development opportunities for the combined company.

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

On March 30, 2022, the SEC issued proposed rules relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act.

On January 24, 2024, the SEC adopted final rules governing SPACs (the “SPAC Final Rules”), which became effective on July 1, 2024. Among other items, the SPAC Final Rules provide interpretive guidance describing the extent to which SPACs could become subject to regulations under the Investment Company Act (the “Guidance”). In particular, the Guidance provides that like any other issuer, a SPAC may meet the definition of investment company under Section 3(a)(1)(A) or 3(a)(1)(C) of the Investment Company Act or both, depending on the facts and circumstances. Despite the SPAC Final Rules and the Guidance therein, there remains uncertainty concerning the applicability of the Investment Company Act to SPACs.

Based on the factors described in the Guidance provided under the SPAC Final Rules, we do not believe that our principal activities currently subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate. If we are required to liquidate, our shareholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, pursuant to our instruction, the trustee of the Trust Account liquidated the securities held in the Trust Account and will hold the funds in the Trust Account in cash until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, going forward, we will receive interest at prevailing bank rates, which are subject to fluctuation, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including, without limitation, restrictions on the nature of our investments, restrictions on the issuance of securities, and restrictions on the enforceability of agreements entered into by us, each of which may make it difficult for us to complete the Business Combination. In addition, we may have imposed upon us burdensome requirements, including, without limitation, registration as an investment company with the SEC (which may be impractical and would require significant changes in, among other things, our capital structure); adoption of a specific form of corporate structure; and reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a Business Combination and thereafter to operate the post- transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

Previously, the funds in the Trust Account had, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, pursuant to our instruction, Continental, the trustee managing the Trust Account, has liquidated the U.S. government treasury obligations or money market funds held in the Trust Account into cash (which may include demand deposit accounts) and will hold all funds in the Trust Account in cash until the earlier of the consummation of our initial Business Combination or liquidation of the Company. As a result of such liquidation into cash, we will receive interest at prevailing bank rates, which are subject to fluctuation, on the funds held in the Trust Account going forward. However, any interest previously and currently earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, the decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash will reduce the dollar amount our public stockholders will receive upon any redemption or liquidation of the Company. However, regardless of our liquidation of Trust Account funds into cash, we may nonetheless be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company.

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held on November 6, 2024 at 11:00 a.m. local time, at the offices of Greenberg Traurig, P.A., 333 S.E. 2nd Avenue, Miami, Florida 33131, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

•	Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement to extend the date by which the Company must (1) effect a merger, share exchange, asset acquisition, share purchase, or reorganization or engaging in any other similar business combination with one or more businesses or entities, which we refer to as our initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares, included as part of the units sold in the IPO if it fails to complete such initial business combination, from the Current Termination Date to up the Extended Date, without the need for any further approval of the Company’s shareholders, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination;
•	Proposal No. 2 — The NTA Requirement Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex B of this proxy statement to eliminate (i) the limitation that the Company shall not redeem the Class A Ordinary Shares to the extent that such redemption would result in the Company’s failure to have net tangible assets of at least $5,000,001, upon consummation of the Company’s initial business combination (the Redemption Limitation), and (ii) the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded; and
•	Proposal No. 3 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on October 15, 2024, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 21,620,561 Ordinary Shares issued and outstanding, including 21,620,559 Class A Ordinary Shares and two Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be held by shareholders present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under the Charter and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Votes Required

Approval of the Extension Proposal requires a special resolution under the Companies Act, being the affirmative vote of holders of at least two-thirds of the issued and outstanding Ordinary Shares, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Approval of the NTA Requirement Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of holders of at least two-thirds of the issued and outstanding Ordinary Shares, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of issued and outstanding Ordinary Shares, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If you do not want a proposal to be approved, you must abstain, not vote, or vote against such proposal. The Ordinary Shares of a shareholder who does not vote by proxy or vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. The Ordinary Shares of a shareholder who is present in person or by proxy but who abstains from voting such shares will be counted in connection with the determination of whether a valid quorum is established.

Voting

The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

If you are a holder of record of Ordinary Shares on October 15, 2024, the record date for the Extraordinary General Meeting, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by Internet at https://www.cstproxy.com/[ ], 24 hours a day, 7 days a week, until 11:59 a.m., Eastern time, on November 5, 2024 (have your proxy card in hand when you visit the website) or by completing, signing, dating, and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank, or nominee, you should contact your broker, bank, or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank, or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting, obtain a valid proxy from your broker, bank, or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing RENE.info@investor.morrowsodali.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to Morrow Sodali LLC, our proxy solicitor, so that it is received by Morrow Sodali LLC prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on November 6, 2024). Shareholders also may revoke their proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, which must be received by Morrow Sodali LLC prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

Only holders of Ordinary Shares, their proxy holders and guests we may invite may attend the Extraordinary Meeting. If you wish to attend the Extraordinary Meeting but you hold your shares through someone else, such as a broker, you must submit proof of your ownership and identification with a photo at the Extraordinary Meeting. For example, you may submit an account statement showing that you beneficially owned Ordinary Shares as of the Record Date as acceptable proof of ownership. In addition, you must submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $25,000, plus disbursements, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Morrow at:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: RENE.info@investor.morrowsodali.com

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Neither the Companies Act nor the Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Shareholder Proposals

In accordance with the Charter, notice specifying the general nature of the business to be conducted at any general meeting must be given in the notice convening that meeting.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 505 Fifth Avenue, 15th Floor, New York, New York 10017. Our telephone number is (212) 461-6363. Our corporate website address is https://www.cartesiangrowth.com/cgc2. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

On May 10, 2022, the Company consummated an IPO of 23,000,000 units at $10.00 per unit (the “Units” and, with respect to the ordinary shares included in the Units, the “Public Shares”), including the issuance of 3,000,000 units as a result of the underwriters’ full exercise of their over-allotment option, at $10.00 per unit, and the sale of 8,900,000 Private Warrants at a price of $1.00 per Private Warrant in a private placement to the Sponsor that closed simultaneously with the closing of the IPO, generating gross proceeds of $8,900,000 (the “Private Placement”). The Company has listed the Units on the Nasdaq Stock Market LLC (“Nasdaq”). A total of $236,900,000 ($10.30 per unit) of the net proceeds from the IPO, including the full exercise of the over-allotment option, the sale of the private placement warrants and the sponsor loan, was placed in the Trust Account. Transaction costs of the IPO amounted to $16,804,728, consisting of $4,600,000 of underwriting commissions, $11,500,000 of deferred underwriting commissions and $704,728 of other offering costs.

On November 6, 2023, the Company’s shareholders approved an amendment to our Charter (the “Charter Amendment”). The Charter Amendment extended the date by which we had to consummate a business combination for up to an additional twelve months, from November 10, 2023, to up to November 10, 2024, provided that the Sponsor (or its affiliates or permitted designees) deposit into the Trust Account for each such one-month extension the lesser of (a) an aggregate of $150,000 and (b) $0.02 per public share that remains outstanding and is not redeemed prior to any such one-month extension.

In connection with the votes to approve the Charter Amendment, the holders of 7,129,439 Class A ordinary shares properly exercised their right to redeem their shares, leaving 15,870,561 public shares outstanding.

The Board believes that there may not be sufficient time before the Current Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to complete an initial business combination, it is appropriate to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of an initial business combination and related proposals.

The Extension

We are proposing to amend the Charter by special resolution pursuant to an amendment to the Charter in the form set forth in Annex A hereof to extend the date by which the Company must (1) consummate its initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares if it fails to complete such initial business combination, from the Current Termination Date to the Extension Date by electing to extend the date to consummate an initial business combination until the Extended Date, without the need for any further approval of the Company’s shareholders, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination.

Reasons for the Proposal

The Board believes that there may not be sufficient time before the Current Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to complete an initial business combination, it is appropriate to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the closing of an initial business combination occurs prior to the scheduled date of the Extraordinary General Meeting, the Extraordinary General Meeting will be indefinitely postponed.

The Charter currently provides that if the Company does not complete an initial business combination by the Current Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

We believe that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our belief that an initial business combination offers an attractive investment for our shareholders, and the opportunity for shareholders to elect to redeem their shares, the Extension is warranted.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

The Sponsor

The Company’s Sponsor is CGC II Sponsor LLC, a Cayman Islands limited liability company. The Sponsor currently beneficially owns 5,750,000 Founder Shares, consisting of 5,749,998 Class A Ordinary Shares and two Class B Ordinary Shares of the Company. Peter Yu, the Company’s Chief Executive Officer and director, controls Pangaea Three-B, LP, the sole member of our sponsor. Peter Yu is a U.S. person. The Company is a Cayman Islands exempted company.

If the Extension Is Not Approved

If the Extension Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we wind up. The Company will pay the costs of liquidation exceeding $100,000 from its remaining assets outside of the Trust Account.

If the Extension Is Approved

If the Extension is approved, the Company will file an amendment to the Charter with the Cayman Registrar in the form of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its Units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $            that was in the Trust Account as of            , 2024. The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Additionally, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension.

If the Extension Proposal is approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space, administrative and support services until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement.

Redemption Rights

In connection with the approval of the Extension, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON NOVEMBER 4, 2024. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and
(ii)	prior to 5:00 p.m., Eastern Time, on November 4, 2024 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Through the Deposit/Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, if any, divided by the number of then-issued and outstanding Class A Ordinary Shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A Ordinary Shares on            , 2024, was $            per share. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Class A Ordinary Shares redeemed for cash if the Extension Proposal is completed. This discussion applies only to Class A Ordinary Shares that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•	the Sponsor or our directors and officers;
•	financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to mark-to-market accounting rules;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of Ordinary Shares;
•	persons that acquired Class A Ordinary Shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold Class A Ordinary Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;
•	partnerships (or entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes), or persons holding Class A Ordinary Shares through such partnerships or other pass-through entities; persons whose functional currency is not the U.S. dollar; or
•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A Ordinary Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Class A Ordinary Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER, AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Class A Ordinary Shares who or that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States,
•	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,
•	an estate whose income is subject to U.S. federal income tax regardless of its source, or
•	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Redemption of Class A Ordinary Shares

Subject to the PFIC rules discussed below under “PFIC Considerations,” if a U.S. Holder’s Class A Ordinary Shares are redeemed pursuant to the redemption provisions described in this proxy statement, the U.S. federal income tax consequences to such holder will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Class A Ordinary Shares, a U.S. Holder will be treated as described below under the section entitled “Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.” If the redemption does not qualify as a sale of Class A Ordinary Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “Taxation of Distributions.”

The redemption of Class A Ordinary Shares will generally qualify as a sale of the Class A Ordinary Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest, or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Class A Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Class A Ordinary Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Class A Ordinary Shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A Ordinary Shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s Class A Ordinary Shares is treated as a distribution, as discussed above, such distributions will generally be treated a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if the Class A Ordinary Shares are readily tradable on an established securities market in the United States provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain other requirements are met. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any dividends paid with respect to Class A Ordinary Shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A Ordinary Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Ordinary Shares and will be treated as described below under the section entitled “Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.” However, we do not currently maintain calculations of our earnings and profits in accordance with U.S. federal income tax principles. U.S. Holders should therefore assume that any amounts treated as a distribution as a result of a redemption of Class A Ordinary Shares will be reported as dividend income.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.

Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s Class A Ordinary Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Class A Ordinary Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A Ordinary Shares described in this proxy statement may prevent the holding period of the Class A Ordinary Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A Ordinary Shares (Class A Ordinary Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

Generally

A foreign corporation (i.e., non-U.S.) will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year is passive income, or (ii) at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. Generally, cash is considered to be held for the production of passive income and thus is considered a passive asset. The determination of whether a foreign corporation is a PFIC is based upon the composition of such corporation’s income and assets (including, among others, its proportionate share of the income and assets of any other corporation in which it owns, directly or indirectly, 25% (by value) of the stock), and the nature of such corporation’s activities.

A separate determination must be made after the close of each taxable year as to whether a foreign corporation was a PFIC for that year. Once a foreign corporation qualifies as a PFIC it is, with respect to a shareholder during the time it qualifies as a PFIC, and subject to certain exceptions, always treated as a PFIC with respect to such shareholder, regardless of whether it satisfied either of the qualification tests in subsequent years.

Pursuant to the start-up exception, a foreign corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”) if: (1) no predecessor of the corporation was a PFIC; (2) the corporation establishes to the satisfaction of the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years.

PFIC Status of the Company

Based upon the composition of our income and assets, and our expectations regarding the timing of the completion of an initial business combination, we believe that we will not be eligible for the start-up exception and therefore that we have been a PFIC since our first taxable year.

Default PFIC Rules

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” (“QEF”) election for our first taxable year as a PFIC in which the U.S. Holder held Class A Ordinary Shares, a QEF election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

•	any gain recognized by the U.S. Holder on the sale or other disposition of its Class A Ordinary Shares, which would include a redemption of Class A Ordinary Shares if such redemption is treated as a sale under the rules discussed above; and
•	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares), which may include a redemption of Class A Ordinary Shares if such redemption is treated as a distribution under the rules discussed above.

Under the Default PFIC Regime:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Class A Ordinary Shares;
•	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;
•	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and
•	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

QEF Election

In general, if we are determined to be a PFIC, a U.S. Holder may avoid the PFIC tax consequences described above in respect of its Class A Ordinary Shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such U.S. Holder’s tax return for the taxable year for which the election relates.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621, including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A Ordinary Shares, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such Class A Ordinary Shares unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such Class A Ordinary Shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such Class A Ordinary Shares for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to its Class A Ordinary Shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or as a result of a purging election, as described above), any gain recognized on the sale of the Class A Ordinary Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such U.S. Holders. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules.

Mark-to-Market Election

Alternatively, a U.S. Holder may make an election to mark marketable shares in a PFIC to market on an annual basis. PFIC shares generally are marketable if they are (i) “regularly traded” on a national securities exchange that is registered with the Securities Exchange Commission or on the national market system established under Section 11A of the Securities and Exchange Act of 1934, or (ii) “regularly traded” on any exchange or market that the Treasury Department determines to have rules sufficient to ensure that the market price accurately represents the fair market value of the stock. The Class A Ordinary Shares, which are listed on the Nasdaq, should qualify as marketable shares for this purpose but there can be no assurance that the Class A Ordinary Shares will be “regularly traded.”

Pursuant to such an election, a U.S. Holder would include in each year as ordinary income the excess, if any, of the fair market value of such stock over its adjusted basis at the end of the taxable year. A U.S. Holder may treat as ordinary loss any excess of the adjusted basis of the stock over its fair market value at the end of the year, but only to the extent of the net amount previously included in income as a result of the election in prior years. A U.S. Holder’s adjusted tax basis in the PFIC shares will be increased to reflect any amounts included in income, and decreased to reflect any amounts deducted, as a result of a mark-to-market election. Any gain recognized on a disposition of Class A Ordinary Shares will be treated as ordinary income and any loss will be treated as ordinary loss (but only to the extent of the net amount of income previously included as a result of a mark-to-market election).

PFIC Reporting Requirements

If we are a PFIC, a U.S. Holder of Class A Ordinary Shares will be required to file an annual report on IRS Form 8621 containing such information with respect to its interest in a PFIC as the IRS may require. Failure to file IRS Form 8621 for each applicable taxable year may result in substantial penalties and result in the U.S. Holder’s taxable years being open to audit by the IRS (potentially including with respect to items that do not relate to a U.S. Holder’s investment in the Class A Ordinary Shares) until such forms are properly filed.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES ON THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Dividend payments with respect to the Class A Ordinary Shares and proceeds from the sale, exchange or redemption of the Class A Ordinary Shares may be subject to information reporting to the IRS and possible backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

Required Vote

Approval of the Extension Proposal requires a special resolution under the Companies Act, being the affirmative vote of holders of at least two-thirds of the issued and outstanding Ordinary Shares, attending in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. The Ordinary Shares of shareholders who abstain and broker non-votes, while considered for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. If the Extension Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the record date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate of 5,750,000 Founder Shares, constituting 26.6% of the Company’s issued and outstanding Ordinary Shares.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $            per share, based on the amounts held in the Trust Account as of            , 2024); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	If the Extension Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, the 5,749,998 Class A Ordinary Shares and two Class B Ordinary Shares held by the Sponsor and certain of our directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the 8,900,000 Private Warrants held by the Sponsor;
•	In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;
•	All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;
•	None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter;
•	The Sponsor has agreed to loan to us (including pursuant to the Sponsor Loan) up to an aggregate of $7,650,000 (of which $[ ] has been advanced as of the date of this proxy statement), which was evidenced by unsecured promissory notes which are payable without interest upon consummation of a business combination. In the event that we do not complete an initial business combination, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account may be used for such repayment. Accordingly, we will most likely be unable to repay such loaned amounts if a business combination is not completed; and
•	The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension is not approved and we do not consummate an initial business combination by the Current Termination Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE NTA REQUIREMENT AMENDMENT PROPOSAL

Overview

As discussed in this proxy statement, the Company’s stockholders are being asked to consider and vote on the NTA Requirement Amendment Proposal to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex B of this proxy statement to eliminate (i) the Redemption Limitation and (ii) the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded. All stockholders are encouraged to read the proposed Charter amendment attached as Annex B to this proxy statement in its entirety for a more complete description of its terms.

Reasons for the NTA Requirement Amendment Proposal

The purpose of the NTA Requirement Amendment Proposal is to eliminate from the Charter the Redemption Limitation and the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded. The elimination of these provisions from the Charter could facilitate the consummation of an initial business combination if the Company’s (or the combined company’s) net tangible assets would be below $5,000,001 immediately after the closing.

The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The initial purpose of the Redemption Limitation in the Charter was to ensure that the Company would not be subject to the “penny stock” rules of the SEC and to therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act, because it complied with the NTA Rule.

Under Rule 419 of the Securities Act, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Under Rule 3a51-1, the term “penny stock” is defined to mean any equity security, unless that equity security fits within certain enumerated exclusions.

The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC, and the Company believes that it can currently rely on another exclusion, the National Exchange Rule (Rule 3a51-1(a)(2) under the Exchange Act), due to its being listed on Nasdaq. The National Exchange Rule excludes from the definition of “penny stock” any equity security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule.

The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the National Exchange Rule. While the Company’s securities are listed on Nasdaq and have been since the consummation of the IPO, the Company expects to be delisted if it does not consummate an initial business combination by May 5, 2025. If that occurs, and the Company does not satisfy any of the other exclusiosn from the from the “penny stock” rules of the SEC, our securities would be considered “penny stock” and would be subject to additional restrictions and legislation. For more information, see “Risk Factors – If we fail to consummate our initial Business Combination by May 5, 2025, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

As the Company intends to consummate an initial business combination that complies with the initial listing standards of Nasdaq, the Company believes that the combined company following the closing of its initial business combination will be able to rely on the National Exchange Rule to avoid being subject to the “penny stock” rules of the SEC. Therefore, the Company has concluded that the inclusion of the Redemption Limitation in the Charter is unnecessary. However, if the combined company following the closing of the Company’s initial business combination does not satisfy the exception provided under the National Exchange Rule and does not satisfy any of the other exclusions from the from the “penny stock” rules of the SEC, its securities would be considered “penny stock” and would be subject to additional restrictions and legislation. For more information, “Risk Factors – If we fail to consummate our initial Business Combination by May 5, 2025, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

Consequences if the NTA Requirement Amendment Proposal is Approved

If the NTA Requirement Amendment Proposal is approved, such amendment will be filed with the Registrar of Companies in the Cayman Islands and the Company would no longer be subject to the Redemption Limitation or the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded.

The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the National Exchange Rule. While the Company’s securities are listed on Nasdaq and have been since the consummation of the IPO, the Company expects to be delisted if it does not consummate an initial business combination by May 5, 2025. If that occurs, and the Company does not satisfy any of the other exclusiosn from the from the “penny stock” rules of the SEC, our securities would be considered “penny stock” and would be subject to additional restrictions and legislation. For more information, see “Risk Factors – If we fail to consummate our initial Business Combination by May 5, 2025, the trading of our securities on Nasdaq will be suspended and our securities will be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

Additionally, if an initial business combination is consummated but if the combined company is not able to list its ordinary shares and warrants on Nasdaq, such securities would likely then trade only in the over-the-counter market and the market liquidity of such securities could be adversely affected and their market price could decrease. If the ordinary shares and warrants were to trade on the over-the-counter market, selling such securities could be more difficult because smaller quantities of such securities would likely be bought and sold, transactions could be delayed, and the combined company could face significant material adverse consequences, including: (i) a limited availability of market quotations for its securities, (ii) reduced liquidity for its securities, (iii) a determination that the ordinary shares are a “penny stock” which will require brokers trading in such shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for the securities, (iv) limited or no news or analyst coverage, and (v) a decreased ability to issue additional securities or obtain additional financing in the future. These factors could result in lower prices and larger spreads in the bid and ask prices for the ordinary shares and/or warrants, could substantially impair the combined company’s ability to raise additional funds, and could result in a loss of institutional investor interest and fewer development opportunities for the combined company. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” If the combined company’s ordinary shares and warrants are listed on Nasdaq, they will be covered securities. However, if the combined company is not listed on Nasdaq, its securities would not be covered securities and it would be subject to regulation in each state in which it offers its securities.

If the NTA Requirement Amendment Proposal is approved and implemented and an initial business combination is consummated, but the combined company is not listed on Nasdaq or another national securities exchange at closing, or if the combined company is subsequently delisted, and if the combined company fails to have net tangible assets of at least $5,000,001, the combined company may become subject to the “penny stock” rules, which may make it more difficult to trade its securities or otherwise materially adversely affect the market liquidity or market price of such securities as described above. See the sections entitled “Risk Factors — If the NTA Requirement Amendment Proposal is approved, any failure to meet the initial listing requirements of Nasdaq could result in an inability to list the combined company’s ordinary shares and warrants on Nasdaq and the obligation to comply with the “penny stock” rules and could affect the combined company’s cash position following the closing of an initial business combination.”

Consequences if the NTA Requirement Amendment Proposal is Not Approved

If the NTA Requirement Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation may prevent the Company from being able to consummate an initial business combination even if all other conditions to closing the business combination are met. The Board believes that it is advisable for the Company to be permitted to effect redemptions and proceed with an initial business combination irrespective of the Redemption Limitation. See the section entitled “Risk Factors — If the NTA Requirement Amendment Proposal is not approved and implemented, the ability of the public stockholders to redeem their shares for cash could cause the Company’s net tangible assets to be less than $5,000,001, which would prevent the Company from consummating an initial business combination.”

Required Vote

Approval of the NTA Requirement Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of holders of at least two-thirds of the issued and outstanding Ordinary Shares, attending in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. The Ordinary Shares of shareholders who abstain and broker non-votes, while considered for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the NTA Requirement Amendment Proposal. On the record date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate of 5,750,000 Founder Shares, constituting 26.6% of the Company’s issued and outstanding Ordinary Shares.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	If the Extension Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, the 5,749,998 Class A Ordinary Shares and two Class B Ordinary Shares held by the Sponsor and certain of our directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the 8,900,000 Private Warrants held by the Sponsor;

•	In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;
•	All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;
•	None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter;
•	The Sponsor has agreed to loan to us (including pursuant to the Sponsor Loan) up to an aggregate of $7,650,000 (of which $[ ] has been advanced as of the date of this proxy statement) , which was evidenced by unsecured promissory notes which are payable without interest upon consummation of a business combination. In the event that we do not complete an initial business combination, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account may be used for such repayment. Accordingly, we will most likely be unable to repay such loaned amounts if a business combination is not completed; and
•	The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension is not approved and we do not consummate an initial business combination by the Current Termination Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF the NTA Requirement Amendment Proposal.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the issued and outstanding Ordinary Shares, attending in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. The Ordinary Shares of a shareholder who is present in person or by proxy but who abstains from voting such shares and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Board will approve and declare advisable adoption of the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of [ ], 2024, with respect to the Ordinary Shares held by:

•	each person known by us to be the beneficial owner of more than 5% of the Ordinary Shares;
•	each of our executive officers, directors and director nominees that beneficially owns ordinary shares; and
•	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based 21,620,561 Ordinary Shares issued and outstanding as of [ ], 2024, consisting of 21,620,559 Class A ordinary shares and two Class B ordinary shares. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying our outstanding warrants because such securities are not exercisable within 60 days of [ ], 2024.

	Class A Ordinary Shares		Class B Ordinary Shares
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Class	Amount and Nature of Beneficial Ownership	Approximate Percentage of Class	Approximate Percentage of Outstanding Ordinary Shares
CGC Sponsor LLC(2)	5,749,998	26.6%	2	100%	26.6%
Peter Yu(2)	5,749,998	26.6%	2	100%	26.6%
Beth Michelson	-	-	-	-	-
Rafael DeLuque	-	-	-	-	-
CGC II Sponsor DirectorCo LLC	99,999	*	1	50%	*
Bertrand Grabowski(3)	-	-	-	-	-
Daniel Karp(3)	-	-	-	-	-
Allan Leighton(3)	-	-	-	-	-
Sheryl Schwartz(3)	-	-	-	-	-
All directors and executive officers as a group (7 individuals)	5,749,998	26.6%	2	100%	26.6%
Wealthspring Capital LLC (4)	1,766,630	8.2%	-	-	8.2%
First Trust Capital Management L.P. (5)	1,501,481	6.9%	-	-	6.9%
Calamos Investment Trust (6)	1,500,000	6.9%	-	-	6.9%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the entities or individuals is 505 Fifth Avenue, 15th Floor, New York, New York 10017.

(2)	Represents 5,650,000 founder shares held by CGC II Sponsor LLC, our sponsor, and 100,000 founder shares held by CGC II Sponsor DirectorCo LLC for the benefit of our independent director nominees. Our sponsor is the sole managing member of CGC II Sponsor DirectorCo LLC and Pangaea Three-B, LP is the sole member of our sponsor, and is controlled by Peter Yu, our Chief Executive Officer and director. Consequently, each of Pangaea Three-B, LP and Mr. Yu may be deemed to share voting and dispositive control over the founder shares held by our sponsor and CGC II Sponsor DirectorCo LLC, and thus to share beneficial ownership of such securities. Mr. Yu disclaims beneficial ownership of the founder shares held by our sponsor and CGC II Sponsor DirectorCo LLC, except to the extent of his pecuniary interest therein.
(3)	Does not include certain shares indirectly owned by this individual as a result of his or her membership interest in CGC II Sponsor DirectorCo LLC.
(4)	According to a Schedule 13G filed with the SEC on February 8, 2024, by Wealthspring Capital LLC, a Delaware limited liability company (“Wealthspring”) and Matthew Simpson, a manager of Wealthspring. Wellspring and Mr. Simpson share voting and investment power over the shares. The principal business address for each of Wealthspring and Mr. Simpson is 2 Westchester Park Drive, Suite 108, West Harrison, NY 10604.
(5)	According to a Schedule 13G filed with the SEC on February 14, 2024, by First Trust Merger Arbitrage Fund, an investment company (“VARBX”), First Trust Capital Management L.P., an investment adviser (“FTCM”), First Trust Capital Solutions L.P., a control person of FTCM (“FTCS”), and FTCS Sub GP LLC, a control person of FTCM (“Sub GP”). The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212.
(6)	According to a Schedule 13G filed with the SEC on February 14, 2024, by Calamos Market Neutral Income Fund, a series of Calamos Investment Trust, an investment company (“Calamos”). The principal business address for Calamos is 2020 Calamos Court, Naperville, IL 60563.

SHAREHOLDER PROPOSALS FOR THE 2025 ANNUAL GENERAL MEETING

If the Extension Proposal is approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving its initial business combination and related transactions. Accordingly, the Company’s next annual general meeting of shareholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of an initial business combination. For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to shareholders at the Company’s 2025 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Charter. The Company anticipates that the 2025 annual general meeting will be held no later than December 31, 2025. Assuming the 2025 annual general meeting is held on or before such date, such proposals must be received by the Company at its executive offices a reasonable time before the Company begins to print and send its proxy materials for the 2025 annual general meeting.

If the Extension Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no 2025 annual general meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 32 Broadway, Suite 401, New York, New York 10004, or (212) 287-5010, to inform us of his or her request; or
•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “Investor Relations” at https://www.cartesiangrowth.com/cgc1/investor-relations. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:

Cartesian Growth Corporation II

505 Fifth Avenue, 15th Floor

New York, New York 10017 (212) 461-6363 Attention: Peter Yu

Email: contact@cartesiangrowth.com

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Individuals, please call toll-free: (800) 662-5200

Banks and brokerages, please call: (203) 658-9400

Email: RENE.info@investor.morrowsodali.com

If you are a shareholder of the Company and would like to request documents, please do so by October 30, 2024 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

, 2024

ANNEX A

PROPOSED AMENDMENT TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

CARTESIAN GROWTH CORPORATION II

RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution: that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 49.7 and 49.8 in their entirety and the insertion of the following language in their place:

49.7       In the event that the Company does not consummate a Business Combination by January 10, 2026 (the “Termination Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;
(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and
(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law. Notwithstanding the foregoing or any other provision of the Articles, without the need for any further approval of the Members, the Directors may, if requested by the Sponsor and upon five days’ notice prior to the applicable deadline, extend the Termination Date by up to fourteen (14) times, each by an additional one month (each, an “Extended Termination Date”), subject to the Sponsor, or its affiliates or permitted designees, depositing $[ ] into the Trust Account on or prior to the date of the applicable deadline.

49.8       In the event that any amendment is made to the Articles:

(a)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by the Termination Date (or, if the Directors have resolved to extend the period of time to consummate a Business Combination as described in Article 49.7, by the applicable Extended Termination Date); or;
(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, DirectorCo, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation and any applicable requirements for redemption herein, as the Company may specify from time to time in its discretion.

A-1

ANNEX B

PROPOSED AMENDMENT TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

CARTESIAN GROWTH CORPORATION II

RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution: that the Amended and Restated Memorandum and Articles of Association of the Company be amended as follows:

1.	the deletion of the existing Articles 49.2, 49.4 and 49.5 in their entirety and the insertion of the following language in their respective places:

49.2            Prior to the consummation of a Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or
(b)	provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares.

49.4            At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.

49.5            Any Member holding Public Shares who is not the Sponsor, DirectorCo, a Founder, Officer or Director may, in connection with any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.

2.	the deletion of “The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation and any applicable requirements for redemption herein, as the Company may specify from time to time in its discretion.” from Article 49.8.

B-1

Preliminary Proxy Card

CARTESIAN GROWTH CORPORATION II

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN LIEU OF ANNUAL MEETING TO BE HELD ON
NOVEMBEr 6, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [ ], 2024, in connection with the Extraordinary General Meeting of Shareholders in Lieu of Annual Meeting (the “Extraordinary General Meeting”) to be held on November 6, 2024, at 11:00 a.m. local time, at the offices of Greenberg Traurig, P.A., 333 S.E. 2nd Avenue, Miami, Florida 33131, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned and hereby appoints Peter Yu and Beth Michelson and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Cartesian Growth Corporation II (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 and 3.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on November 6, 2024: The Notice of Extraordinary General Meeting in lieu of Annual Meeting, the Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 are available at [ ].

FOR	AGAINST	ABSTAIN

Proposal 1 — The Extension Proposal

As a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) effect a merger, share exchange, asset acquisition, share purchase, or reorganization or engaging in any other similar business combination with one or more businesses or entities, which we refer to as our initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”), included as part of the units sold in the Company’s initial public offering that was consummated on May 10, 2022 (the “IPO”) if it fails to complete such initial business combination, from November 10, 2024 (the “Current Termination Date”) to up to January 10, 2025, by electing to extend the date to consummate an initial business combination on a monthly basis for up to fourteen (14) times by an additional one month each time, unless the closing of the Company’s initial business combination has occurred (such applicable later date, the “Extended Date” and such proposal, the “Extension Proposal”), without the need for any further approval of the Company’s shareholders, provided that CGC II Sponsor LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account established in connection with the IPO (the “Trust Account”) $[ ] for each such one-month extension (the “Extension Payment”), unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination.

☐	☐	☐

FOR	AGAINST	ABSTAIN

Proposal 2 — The NTA Requirement Amendment Proposal

As a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex B of the accompanying proxy statement to eliminate (i) the limitation that the Company shall not redeem the Class A Ordinary Shares to the extent that such redemption would result in the Company’s failure to have net tangible assets of at least $5,000,001, upon consummation of the Company’s initial business combination (such limitation, the “Redemption Limitation”), and (ii) the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded (together, the “NTA Requirement Amendment Proposal”);

☐	☐	☐

FOR	AGAINST	ABSTAIN

Proposal 3 — The Adjournment Proposal

As an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

☐	☐	☐

Dated: _________________________ 2024

Shareholder’s Signature

Shareholder’s Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.